THIRD AMENDMENT

                                       TO

                              THE STOCK OPTION PLAN

                  FOR DIRECTORS AND EXECUTIVE AND KEY EMPLOYEES

                                       OF

                       TANGER FACTORY OUTLET CENTERS, INC.


         THIS THIRD AMENDMENT to the Stock Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc. dated February 26, 1996, is adopted by resolution of the Board of Directors of Tanger Factory Outlet Centers, Inc. (the "Company"), a North Carolina corporation.

The Stock Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc. is hereby amended in the following manner:

         1.       The text of Section 2.1 is amended and restated as follows:

SECTION 2.1 - SHARES SUBJECT TO PLAN

         The shares of stock subject to Options shall be shares of the Company's no par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,000,000; provided that such aggregate amount shall be reduced by one for each Unit of Partnership Interest that is issued pursuant to the Partnership Unit Option Plan of Tanger Properties Limited Partnership.

         2. In all other respects, the Stock Option Plan of Tanger Factory Outlet Centers, Inc., as amended, shall continue in full force and effect.

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         I hereby certify that the foregoing Third Amendment was duly adopted by the Board of Directors of Tanger Factory Outlet Centers, Inc. on February 26, 1996.

         Executed on this 26th day of February, 1996.

                             /s/ Rochelle G. Simpson
                             ------------------------
                             Secretary

         I hereby certify that the foregoing Third Amendment was duly approved by the shareholders of Tanger Factory Outlet Centers, Inc. on May 9, 1996.

                                    Executed on this 9th day of May, 19976

                                   /s/ Rochelle G. Simpson
                                   ------------------------
                                    Secretary








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